Acquisitions (Summarized Data Of the Result Of Operations) (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Net sales	$ 9,512.7	$ 7,939.9
Net income attributable to AGCO Corporation and subsidiaries	$ 626.6	$ 210.4
Basic net income per share attributable to AGCO Corporation and subsidiaries	$ 6.55	$ 2.27
Diluted net income per share attributable to AGCO and subsidiaries	$ 6.39	$ 2.18